EXHIBIT 10.1

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) is made as of June 17, 2014 (the “Effective Date”) by Weatherford International plc, an Irish public limited company (“WIL-Ireland”).

RECITALS:

WHEREAS, Weatherford International Ltd., a Swiss joint stock corporation (“WIL-Switzerland”), effected a “Redomestication” (as that term is defined in the Credit Agreement, dated as of October 15, 2010 (as amended or modified prior to the date hereof, the “Credit Agreement”), among WIL-Switzerland, Weatherford International Ltd., a Bermuda exempted company, as a borrower, the other borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto) on the Effective Date pursuant to which WIL-Switzerland merged with and into WIL-Ireland with WIL-Ireland being the surviving entity (the “Merger”); and

WHEREAS, as a result of the Merger, WIL-Ireland desires to (a) unconditionally guarantee the Obligations for the benefit of the Credit Parties and (b) assume all rights and obligations of WIL-Switzerland under the Credit Agreement, in each case as required by the Credit Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Credit Agreement.

2.Joinder of WIL-Ireland to Credit Agreement. WIL-Ireland hereby (a) agrees to be bound, from and after the Effective Date, by all of the provisions of the Credit Agreement and the other Loan Documents specifically applicable to WIL-Switzerland thereunder as if originally a party thereto and (b) expressly and completely assumes, as its direct and primary obligation, the performance of all of the obligations of WIL-Switzerland under the Credit Agreement and the other Loan Documents.

3.Guarantee of Obligations. Without limiting the provisions of Section 3 of this Agreement, WIL-Ireland hereby agrees that it shall, on and as of the Effective Date, become a Guarantor under the Guaranty Agreement to the same extent as if originally a party thereto.

4.Representations and Warranties. WIL-Ireland hereby represents and warrants to the Credit Parties as follows:

(a)The Merger has been consummated on the Effective Date in accordance with the requirements set forth in the definition of “Redomestication” in the Credit Agreement.

(b)No Default or Event of Default exists as of the Effective Date.

(c)WIL-Ireland is a company duly organized, validly existing and in good standing under the laws of Ireland.

(d)WIL-Ireland has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and under the other Loan Documents to which it is has become a party as a result of the Merger, and all such action has been duly authorized by all necessary corporate proceedings on its part. This Agreement has been duly and validly executed and delivered by WIL-Ireland and constitutes a valid and legally binding agreement of WIL-Ireland enforceable against WIL-

Ireland in accordance with the terms hereof.

(e)The representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects as of such earlier date).

5.References in Loan Documents. From and after the Effective Date, each reference to “WIL-Switzerland” in any of the Loan Documents shall instead be deemed to be a reference to “WIL-Ireland”.

6.Ratification. The Credit Agreement, the Guaranty Agreement and the other Loan Documents are hereby ratified, approved and confirmed in all respects.

7.Reference to Agreement. From and after the Effective Date, each reference in the Credit Agreement and the Guaranty Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement and the Guaranty Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement or the Guaranty Agreement, as applicable, in each case as modified by this Agreement.

8.Successors and Assigns; Benefit of Agreement. The provisions of this Agreement shall (a) be binding upon WIL-Ireland and its successors and assigns permitted by the Credit Agreement and (b) inure to the benefit of and be enforceable by the Guaranteed Parties (as defined in the Guaranty Agreement).

9.Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

10.Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(a)WIL-Ireland hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and WIL-Ireland hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. WIL-Ireland agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Guaranteed Party may otherwise have to bring any suit, action or proceeding relating to this Agreement or any other Loan Document against WIL-Ireland or its properties in the courts of any jurisdiction.

(b)WIL-Ireland hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. WIL-Ireland hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)WIL-Ireland irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any Guaranteed Party to serve process in any other manner permitted by law. Notwithstanding any other provision of this Agreement, WIL-Ireland hereby irrevocably designates CT Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of WIL-Ireland to receive, for and on its behalf, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document.

(d)WIL-Ireland agrees that any suit, action or proceeding brought by WIL-Ireland or any of its Subsidiaries relating to this Agreement or any other Loan Document against any Guaranteed Party or any Affiliate of a Guaranteed Party shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.

(e)To the extent that WIL-Ireland has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, WIL-Ireland hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

(f)WIL-IRELAND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

11.Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

12.Counterparts. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic transmission (in .pdf form) shall be effective as delivery of a manually executed counterpart of this Agreement.

13.Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

14.Costs and Expenses. WIL-Ireland agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Administrative Agent in connection with the review and enforcement of this Agreement.

15.Amendments; Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party hereto therefrom shall in any event be effective unless the same shall be in writing executed by WIL-Ireland and the Administrative Agent.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer as of the date hereof.

WIL-IRELAND:

WEATHERFORD INTERNATIONAL PLC, an Irish public limited company

		By:	/s/ James C. Parent
		Name:	James C. Parent
		Title:	Director

Accepted and acknowledged:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Helen Carr
Name:	Helen Carr
Title:	Managing Director

[Signature Page to Assumption Agreement (2010 Credit Agreement)]

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Assumption Agreement in connection with that certain Credit Agreement, dated as of October 15, 2010 (as amended or modified prior to the date hereof, the “Credit Agreement”), among Weatherford International Ltd., a Swiss joint stock company, Weatherford International Ltd., a Bermuda exempted company, as a borrower, the other borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto, which Assumption Agreement is dated as of June 17, 2014 (the “Assumption Agreement”). Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned (a) consents to the Assumption Agreement and reaffirms the terms and conditions of the Credit Agreement and each other Loan Document to which it is a party and (b) acknowledges and agrees that the Credit Agreement and each and every other Loan Document to which it is a party remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Assumption Agreement and as the same may from time to time hereafter be amended, modified or restated.

Dated as of June 17, 2014

[Signature Page Follows]

WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company

By:	/s/ James C. Parent
Name:	James C. Parent
Title:	Director

WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company

By:	/s/ Alejandro Cestero
Name:	Alejandro Cestero
Title:	Vice President

WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company

By:	/s/ Hans N. Falke
Name:	Hans N. Falke
Title:	Director

By:	/s/ Bastiaan Van Houts
Name:	Bastiaan Van Houts
Title:	Director

WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company

By:	/s/ Hans N. Falke
Name:	Hans N. Falke
Title:	Director

By:	/s/ Bastiaan Van Houts
Name:	Bastiaan Van Houts
Title:	Director

[Signature Page to Assumption Agreement (2010 Credit Agreement)]